Restructuring	9 Months Ended
Dec. 31, 2023
Restructuring and Related Activities [Abstract]
Restructuring

Note 11. Restructuring

On August 18, 2023, the Company announced to its employees a plan to reduce the Company’s workforce, effective August 25, 2023, by approximately six employees, which represented approximately 24% of its employees as of August 18, 2023. The Company has refocused operations on FXR314, its clinical drug candidate. This decision to reduce the Company’s workforce was made in order to focus spending on the Company’s clinical program for FXR314, reduce ongoing operating expenses not related to clinical expenses, and extend the Company’s cash runway. The Company estimates that it will incur approximately $0.4 million of cash expenditures in connection with the reduction in force, which relate to severance pay, and are expected to be incurred through the quarter ending March 31, 2024. The Company anticipates annual cost savings of $1.5 million resulting from the reduction in force.

Approximately $0.4 million of restructuring charges were recorded during the nine months ended December 31, 2023, and no restructuring charges were recorded during the three months ended December 31, 2023.

	Three Months Ended	Nine Months Ended
(in thousands)	December 31, 2023	December 31, 2023
Severance for Involuntary Employee Terminations	$—	$380
Total Restructuring Expense	$—	$380

The following table summarizes the activity and balances of the restructuring reserve (in thousands):

Severance for Involuntary Employee Terminations
Balance at March 31, 2023	$—
Increase to reserve	380
Utilization of reserve:
Payments	(263)
Balance at December 31, 2023	$117